                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 6, 1998

                              STATION CASINOS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

             000-21640                               88-0136443
             ---------                               ----------
      (Commission File Number)           (IRS Employer Identification No.)
      2411 West Sahara Avenue

         Las Vegas, Nevada                             89102
   -----------------------------                       -----
  (Address of principal executive                    (Zip Code)
              offices)

        Registrant's telephone number, including area code (702) 367-2411

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

  Second Amended and Restated Reducing Revolving and Term Loan Agreement

                  On November 6, 1998, certain subsidiaries of the Registrant (the "SUBSIDIARIES") entered into a Second Amended and Restated Reducing Revolving and Term Loan Agreement dated November 6, 1998 ("LOAN AGREEMENT"). A complete copy of the Loan Agreement is attached as an exhibit to this Form 8-K and is incorporated herein by reference. The following summary is qualified in its entirety by reference to the Loan Agreement.

                  The Loan Agreement consists of three secured tranches. Two revolving tranches constitute a reducing revolving credit facility (the "Revolving Facility") which provides for borrowings up to an aggregate principal amount of $350.0 million and the third tranche constitutes a $75.0 million term loan (the "Term Loan"). The Revolving Facility includes a swing line facility with a sub-limit on borrowing of $15.0 million. The borrowers under the Loan Agreement are Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., Sunset Station, Inc., Kansas City Station Corporation and St. Charles Riverfront Station (collectively, the "Borrowers"). The Loan Agreement is secured by substantially all of the assets of the Borrowers. The Registrant, Southwest Gaming Services, Inc. and certain other subsidiaries guarantee the borrowings under the Loan Agreement (collectively the "Guarantors"). The maturity date of the Revolving Facility is September 30, 2003. The availability under the Revolving Facility will reduce by $7.0 million on September 30, 1999; by $12.25 million on each of December 31, 1999, March 31, 2000 and June 30, 2000; by $14.0 million on September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001; and by $17.5 million on each fiscal quarter end thereafter. The Term Loan matures on December 31, 2005 and amortizes in installments of $187,500 on each fiscal quarter end from March 31, 2000 until and including December 31, 2004 and of $17.8 million on each fiscal quarter end thereafter. Borrowings under the Revolving Facility bear interest at a margin above the agent bank's alternate reference rate or the Eurodollar Rate, as selected by the Registrant. The margin above such rates, and the fee on the unfunded portions of the Revolving Facility, will vary quarterly based on the Registrant's combined consolidated ratio of average quarterly adjusted funded debt to Adjusted EBITDA. As of November 25, 1998, the Borrowers' margin above the Eurodollar Rate on borrowings under the Revolving Facility was 2.25%. The maximum margin for Eurodollar Rate borrowings is 2.75%. The maximum margin for alternate base rate borrowings is 1.50%. The maximum fee for the unfunded portion of the Revolving Facility is 0.50%. The interest rate on the Term Loan is 3.25% above the Eurodollar Rate.

                  The Loan Agreement contains certain financial and other covenants. These include a maximum funded debt to Adjusted EBITDA ratio for the Borrowers combined of 2.50 to 1.00 for each fiscal quarter, a minimum fixed charge coverage ratio for the preceding four quarters for the Borrowers combined of 1.40 to 1.00 until and including March 31, 1999 and for each quarter thereafter, 1.50 to 1.00, limitations on indebtedness, limitations on asset dispositions, limitations on investments, limitations on prepayments of indebtedness and rent and limitations on capital expenditures. As of September 30, 1998, the Borrowers combined funded debt to Adjusted EBITDA ratio was 2.04 to 1.00 and their combined fixed charge coverage ratio for the preceding four quarters ended September 30, 1998 was 1.81 to 1.00. A tranche of the Revolving Facility contains a minimum tangible net worth requirement for Palace Station Hotel & Casino, Inc. ("Palace Station")($10 million plus 95% of net income determined as of the end of each fiscal quarter with no reduction for net losses) and certain restrictions on distributions of cash from Palace Station to the Registrant. As of September 30, 1998, Palace Station's tangible net worth exceeded the requirement by approximately $8.4 million. These covenants limit Palace Station's ability to make payments to the Registrant, a significant source of anticipated cash for the Registrant.

                  In addition, the Loan Agreement has financial and other covenants relating to the Registrant. These include a tangible net worth covenant of $265.0 million (adjusted upward for 95% of cumulative net income (without deduction for any net loss) and 100% of capital stock issuances by the Registrant and downward for certain capital stock repurchases, preferred stock dividends, or certain permissible asset dispositions, required write down of assets and preopening expense, if any) and a consolidated funded debt to Adjusted EBITDA ratio of no more than 5.50 to 1.00 on December 31, 1998 and reducing quarterly to 4.00 to 1.00 on September 30, 2001. Other covenants limit prepayments of indebtedness or rent (including, subordinated debt other than refinancings meeting certain criteria), limitations on asset dispositions, limitation on dividends, limitations on indebtedness, limitations on investments and limitations on capital expenditures. The Loan Agreement also prohibits the Registrant from holding cash and cash equivalents in excess of the sum of the amounts necessary to make the next scheduled interest or dividend payments on the Registrant's senior subordinated notes and preferred stock, the amounts necessary to fund casino bankroll in the ordinary course of business any amount required to be held by the Registrant or any restricted subsidiary by any gaming boards, and $2.0 million. The Registrant has pledged the stock of all of its subsidiaries except Kansas City Station Corporation and St. Charles Riverfront Station and has agreed to pledge the stock of the latter two subsidiaries upon regulatory approval (which is expected to be obtained). The Registrant and the Guarantors waive certain defenses and rights including rights of subrogation and reimbursement. The Loan Agreement contains customary events of default and remedies and is cross-defaulted to the Registrant's senior subordinated notes and a change of control default.

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

Amendment No. 1 to Second Amended and Restated
Reducing and Revolving Term Loan Agreement

                  On November 30, 1998, certain subsidiaries of the Registrant entered into an Amendment ("AMENDMENT NO. 1") to the Loan Agreement. Amendment No. 1 amends a covenant in the Loan Agreement that restricts borrowings based on Tangible Net Worth requirements. A complete copy of Amendment No. 1 is attached as an exhibit to this Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to Amendment No. 1.


Second Amendment to Rights Agreement

                  On December 1, 1998, the Registrant and Continental Stock Transfer & Trust Company, as rights agent, (the "Rights Agent") entered into the Second Amendment to Right Agreement (the "Rights Amendment") amending certain provisions of the Rights Agreement dated as of October 6, 1997 between the Registrant and the Rights Agent (the "Rights Agreement"). The Rights Amendment provides, among other things, that the definition of Acquiring Person, as amended by the First Amendment to Rights Agreement, is deleted and replaced in its entirety with the definition of Acquiring Person contained in the Rights Agreement prior to the First Amendment to Rights Agreement. The Rights Agreement is attached hereto and is incorporated by reference herein. The foregoing description is qualified in its entirety by reference to the Second Amendment.

Press Release

Attached is a press release issued by the Registrant on December 4, 1998. The press release is incorporated herein by this reference.

                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STATION CASINOS, INC.
                                          a Nevada corporation


                                          By:  /s/ Glenn C. Christenson
                                               ------------------------------
                                               Glenn C. Christenson
                                               Executive Vice President and
                                               Chief Financial Officer

Date: December 4, 1998



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

                                  EXHIBIT INDEX


 Exhibit        Exhibit
 Number         Description
 ------         -----------
  4.1           Second Amended and Restated Reducing Revolving and Term Loan
                Agreement dated as of November 6, 1998 among Palace Station
                Hotel & Casino, Boulder Station, Inc. Texas Station, Inc.,
                St. Charles Riverfront Station, Inc., Kansas City Station
                Corporation, Sunset Station, Inc., the lenders named therein,
                Societe Generale, as Documentation Agent, Bank of Scotland,
                as Co-Agent and Bank of America National Trust and Savings
                Association, as Administrative Agent.

  4.2           Amendment No. 1 dated as of November 30, 1998 to Second
                Amended and Restated Reducing Revolving and Term Loan
                Agreement dated as of November 6, 1998 among Palace Station
                Hotel & Casino, Boulder Station, Inc. Texas Station, Inc.,
                St. Charles Riverfront Station, Inc., Kansas City Station
                Corporation, Sunset Station, Inc. The lenders named therein,
                Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent and Bank of America National Trust and Savings
                Association, as Administrative Agent.

  4.3           Second Amendment to Rights Agreement, dated as of December 1,
                1998, between Station Casinos, Inc. and Continental Stock
                Transfer & Trust Company, as Rights Agent.

 99.1           Press Release dated December 4, 1998


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